                                                                    Exhibit 10.3


                                                                  EXECUTION COPY



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                                  AURORA FOODS INC.


                       83/4% Senior Subordinated Notes due 2008




                                  PURCHASE AGREEMENT


                                 dated June 25, 1998

                                        among

                                  AURORA FOODS INC.

                                         and

                                CHASE SECURITIES INC.
                                 GOLDMAN, SACHS & CO.
                           NATWEST CAPITAL MARKETS LIMITED





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                                  AURORA FOODS INC.

                                     $200,000,000

                       83/4% Senior Subordinated Notes due 2008

                                  PURCHASE AGREEMENT


                                             June 25, 1998



CHASE SECURITIES INC.
GOLDMAN, SACHS & CO.
NATWEST CAPITAL MARKETS LIMITED
c/o Chase Securities Inc.
270 Park Avenue, 4th Floor
New York, New York 10017

Dear Ladies and Gentlemen:

          AURORA FOODS INC., a Delaware corporation (the "Company"), proposes to issue and sell to CHASE SECURITIES INC. ("CSI"), GOLDMAN, SACHS & CO. and NATWEST CAPITAL MARKETS LIMITED (the "Initial Purchasers") $200,000,000 aggregate principal amount of its 83/4% Senior Subordinated Notes due 2008 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of July 1, 1998 (the "Indenture"), among the Company and Wilmington Trust Company, as trustee (the "Trustee"). This is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers.

          The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum, dated June 12, 1998 (the "preliminary offering memorandum"), and will prepare an offering memorandum dated the date hereof (such offering memorandum, in the form furnished to the Initial Purchasers for use in connection with the offering of the Notes, the "Offering Memorandum"), setting forth information concerning the Company and the Notes. Copies of the preliminary offering memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the preliminary offering memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto and all documents incorporated therein by reference.
The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers in accordance with Section 3 hereof.

          The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Exchange and Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company (the "Exchange

Securities") which are identical in all material respects to the Notes (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

          Prior to the date hereof, (i) Aurora Foods, Inc., a Maryland corporation ("Aurora Maryland"), was merged into and succeeded by the Company,
(ii) MBW Investors LLC, a Delaware limited liability company ("MBW LLC"), contributed all of the issued and outstanding capital stock of Aurora Foods Holdings, Inc., a Delaware corporation ("Aurora Holdings"), and VDK Foods LLC, a Delaware limited liability company ("VDK LLC"), contributed all of the issued and outstanding capital stock of VDK Holdings, Inc., a Delaware corporation ("VDK Holdings") to Aurora/VDK LLC, a Delaware limited liability company ("New LLC"), in exchange for membership interests in New LLC, and (iii) New LLC contributed all of the issued and outstanding capital stock of Aurora Holdings and VDK Holdings to the Company in exchange for common stock of the Company.
The transactions comprising the merger of Aurora Maryland into the Company, the capitalization of New LLC with all of the issued and outstanding capital stock of VDK Holdings and Aurora Holdings, the formation of the Company and the capitalization of the Company with all of the issued and outstanding capital stock of VDK Holdings and Aurora Holdings are collectively referred to as the "Reorganization". Subsequent to the date hereof but on or prior to the Closing Date (as defined in Section 4 hereof), Van de Kamp's, Inc., a Delaware corporation ("VDK"), Aur Foods Operating Co. Inc. (formerly Aurora Foods Inc.), a Delaware corporation ("A Foods"), VDK Holdings and Aurora Holdings will each be merged into and succeeded by the Company. The transactions comprising the merger of each of VDK, VDK Holdings, A Foods and Aurora Holdings with and into the Company are collectively referred to as the "Merger". Aurora Maryland, Aurora Holdings, VDK Holdings, New LLC, VDK and A Foods are collectively referred to herein as the "Predecessors" and individually as a "Predecessor". Any references in this Agreement to "the Company and its subsidiaries", "the Company or any of its subsidiaries", and "each Subsidiary of the Company" shall, after the consummation of the Merger, be deemed to be references to the Company only. Subsequent to the date hereof, New LLC will be liquidated.

          Concurrently with the Offering, the Company and certain of the Company's shareholders are offering (the "Equity Offerings") 14,500,000 shares of the Company's common stock, par value $.01 per share. The closing of the offering of the Notes is contingent upon the closing of the Equity Offerings.

          The Company intends to use the proceeds of the Offering to repay a portion of the outstanding indebtedness under its Aurora Senior Bank Facilities (as defined in the Offering Memorandum) and to pay related fees and expenses.

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to and agrees with the Initial Purchasers that:

          (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its respective date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act. Each of the preliminary offering memorandum and the Offering Memorandum, as of its date did not, and the Offering Memorandum as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the preliminary offering memorandum or the Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for use therein (collectively, the "Initial Purchasers' Information"). The parties acknowledge and agree that the Initial Purchasers' Information consists solely of the

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statements relating to the Initial Purchasers in the first sentence of the third paragraph, the second sentence of the ninth paragraph and the thirteenth paragraph in its entirety under the heading "Plan of Distribution" in the Offering Memorandum.

          (b) It is not required by applicable law or regulation in connection with the issuance and sale of the Notes to the Initial Purchasers and the offer, resale and delivery of the Notes in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (c) The Company has been duly incorporated and is, and after giving effect to consummation of the Merger will be, validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except where the failure to be so qualified would not, either individually or in the aggregate with such other failures, have a material adverse effect on the business, financial condition, or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"); as of the date hereof, each subsidiary of the Company has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be; and after giving effect to consummation of the Merger, the Company will not have any subsidiaries.

          (d) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the stock contained in the Offering Memorandum; as of the date hereof, all of the issued shares of capital stock of each corporate subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are, owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) The unissued shares of common stock to be issued and sold by the Company pursuant to the Equity Offerings have been duly and validly authorized and, when issued and delivered against payment therefor, will be duly and validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Offering Memorandum.

          (f) The Company has the corporate right, power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement and the Notes (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company.

          (h) The Registration Rights Agreement has been duly authorized by the Company, and when duly executed and delivered by the Company on the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

          (i) The Indenture has been duly authorized by the Company, and when duly executed and delivered by the Company and the Trustee on the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing. At the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (j) The Notes have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

          (k) The Transaction Documents conform in all material respects to the description thereof contained in the Offering Memorandum.

          (l) The execution, delivery and performance of the Transaction Documents by the Company, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or, assuming the accuracy of the representations and warranties of the Initial Purchasers contained herein, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable state securities laws in connection with the purchase and resale of the Notes by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company, the issuance, authentication, sale and delivery of the Notes, and compliance with the terms thereof, and the consummation by the Company of the transactions contemplated thereby.

          (m) Price Waterhouse LLP, who have certified certain financial statements of the Predecessors and of the Company, Deloitte and Touche LLP, who have certified certain financial statements included in the Offering Memorandum, and Coopers & Lybrand L.L.P., who have certified certain financial statements included in the Offering Memorandum, are each independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

          (n) The Reorganization has been duly consummated in accordance with all applicable law and upon the filing of the Certificate of Merger with and by the Secretary of State of the State of Delaware, the Merger shall have been consummated in accordance with the Agreement of Merger and the laws of the State of Delaware.

          (o) There are no pending actions or suits or judicial, arbitral, rule-making or other administrative or other proceedings to which the Company is a party or of which any property or assets of the Company is the subject which, singularly or in the aggregate could reasonably be expected to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (p) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes or suspends the sale of the Notes in any jurisdiction; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Notes, or the use of the preliminary offering memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best of the Company's knowledge, threatened against or affecting the Company, before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Notes or in any manner draw into question the validity thereof or in any manner draw into question the validity of the Transaction Documents or any action taken or to be taken pursuant thereto.

          (q) Neither the Company nor any subsidiary of the Company is in violation of its Certificate of Incorporation, By-Laws or other constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

          (r) The Company is not and, after giving effect to the Equity Offering, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (s) The Company and its subsidiaries own or possess, or have adequate rights to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, and trade names (collectively, "Intellectual Property") currently used, or that after the Merger will be used by them in connection with their business as described in the Offering Memorandum and as proposed to be operated by them (including the trademarks "Duncan Hines", "Log Cabin", "Country Kitchen", "Mrs. Butterworth's", "Aunt Jemima", Wigwam", "Van de Kamp's", "Mrs. Paul's" and "Celeste"), and, except as disclosed in the Offering Memorandum, neither any of the Predecessors nor the Company or any of its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement or conflict with) asserted rights of others with respect to such Intellectual Property except with respect to any alleged infringement or conflict which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (t) The Company and its subsidiaries have, and after giving effect to the consummation of the Merger will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property to the

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Company and its subsidiaries, taken as a whole, and such as do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          (u) No labor disturbance by the employees of the Company exists or, to the best knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

          (v) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company which could have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

          (w) Neither any Predecessor nor the Company or any subsidiary of the Company has violated any existing foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") or any provisions of ERISA, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (x) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) for which the Company or any of its subsidiaries could reasonably be expected to be responsible which would, singly or in the aggregate, have a Material Adverse Effect.

          (y) Each of the Company and its subsidiaries has, and after giving effect to the Merger will have, such concessions, permits, licenses, consents, exemptions, franchises, authorizations, orders, registrations, qualifications and other approvals (each an "Authorization") of, and has made all filings with and notices to, all governments, governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws and under any rules and regulations promulgated by the U.S. Food and Drug Administration (the "FDA"), as are necessary to own, lease, license and operate its properties and to conduct its business as described in the Offering Memorandum and to consummate the Reorganization and the Merger, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, (i) have a Material Adverse Effect or (ii) adversely affect the validity, performance or consummation of the Reorganization or the Merger or the transactions contemplated by this Agreement. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has


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occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and other than as disclosed in the Offering Memorandum, such Authorizations contain no restrictions that are materially burdensome to any of the Company or any of its subsidiaries; except in each case described in this sentence where such failure to be valid and in full force and effect or to be in compliance or the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate with all such failures, have a Material Adverse Effect.

          (z) All agreements of any of the Predecessors or the Company that are necessary to consummate the Reorganization or the Merger, as the case may be, have been duly and validly authorized, executed and delivered by the parties thereto and are valid and legally binding agreements of the parties thereto, and enforceable in accordance with their terms, each Predecessor and the Company have all corporate or limited liability company power and authority necessary to consummate the Reorganization and the Merger, and no circumstance exists which would allow or cause any party to any agreements that are necessary to consummate the Merger to terminate or fail to perform its obligations thereunder. All stockholder and limited liability company member approvals necessary to consummate the Reorganization and the Merger have been obtained and are in full force and effect. The consummation of the Reorganization and the Merger will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the certificate of incorporation, by-laws or other constituent documents of any of the Predecessors of the Company or any of its subsidiaries, or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any Predecessor of the Company or any of its subsidiaries is a party or by which any of the Predecessors or the Company or any of its subsidiaries or any of their respective property is bound, (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any governmental body or agency having jurisdiction over any of the Predecessors or the Company or any of its subsidiaries or any of their respective property, or (iii) result in the suspension, termination or revocation of, or result in the imposition of fines or penalties pursuant to, or result in any other impairment of any Authorization, rights, assets or properties of any of the Company or any of its subsidiaries; except in the case of clause (i)(B), (ii), or (iii) for such conflicts, breaches, defaults, violations, suspensions, terminations, revocations, fines and penalties as would not in the aggregate with such other conflicts, breaches, default, violations, suspensions, terminations, revocations, fines and penalties be expected to (x) have a Material Adverse Effect or (y) adversely affect the validity, performance or consummation of the Reorganization, the Merger or the transactions contemplated by this Agreement.

          (aa) Since March 31, 1998 there has not been any change in the capital stock or long-term debt of the Company (other than scheduled redemptions or payments) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Memorandum.

          (bb) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all material taxes due thereon, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might reasonably be expected to have) a Material Adverse Effect.


          (cc) Except as set forth in or contemplated by the Offering Memorandum, since March 31, 1998, the Company has not (i) issued or granted any securities (other than under plans, agreements and arrangements

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disclosed in, and in effect on the date of, the Offering Memorandum), (ii)
incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (dd) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation
D) in connection with the offering of the Notes.

          (ee) Neither the Company nor its affiliates has taken, and the Company will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Notes.

          (ff) None of the proceeds of the sale of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (gg) On the Closing Date, the Company (after giving effect to the issuance of the Notes) will be Solvent. As used in this paragraph (gg), the term "Solvent" means, with respect to a particular date, that on such date (i) the aggregate fair value (or present fair salable value) of the assets of the Company is not less than its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured in the normal course of business and (ii) the Company does not have an unreasonably small amount of capital with which to conduct its business. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (hh) Neither the Company nor to the best of the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (ii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (jj) The Company has and will maintain insurance covering its properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks, in each case as is adequate in its reasonable business judgment to protect the Company and its businesses. The Company has not received notice from any insurer or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue such insurance.

          (kk) Except as described in "Certain Relationships and Related Transactions" in the Offering Memorandum, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment.

          (ll) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (mm) None of the Company, any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

          (nn) None of the Company or any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (oo) The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Notes.

          (pp) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the preliminary offering memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (qq) Neither the Company nor any of it affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

          (rr) Except as described in the Offering Memorandum, there are no contracts, agreements, or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company.

          (ss) The pro forma balance sheets and pro forma statements of income and the related notes thereto set forth in the Offering Memorandum have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission, have been compiled on the pro forma basis described therein, and in the opinion of the Company, the assumptions used in the preparation thereof and the adjustments used therein are reasonable.

          2. PURCHASE OF THE NOTES BY THE INITIAL PURCHASERS. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of Notes set forth opposite the name of such Initial Purchaser on Schedule 1 hereto at a purchase price equal to 97.50% of the principal amount thereof. The Company shall not be obligated to deliver any of the Notes except upon payment for all of the Notes to be purchased as provided in Section 4(b) herein.

          3. SALE AND RESALE OF THE NOTES BY THE INITIAL PURCHASERS. (a) The Initial Purchasers have advised the Company that they propose to offer the Notes for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that (i) it is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Notes only from, and has offered or sold and will offer, sell or deliver the Notes, as part of its initial offering, only to (A) persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act ("Rule 144A"), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S.

          (b) In connection with the offer and sale of Notes in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) the Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

          (ii) such Initial Purchaser has offered and sold the Notes, and will offer and sell the Notes, (A) as part of their distribution at any time and
     (B) otherwise until 40 days after the later of the commencement of the offering of the Notes and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.

          (iii) none of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Notes, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

          (iv) at or prior to the confirmation of sale of any Notes sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (v) it has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Notes, except with its affiliates or with the prior written consent of the Company.

Terms used in this Section 3(b) have the meanings given to them by Regulation S.

          (c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold, and prior to the date six months after the Closing Date will not offer or sell, any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
(ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (d) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Notes purchased by such Initial Purchaser from the Company pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(c) and (d), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 3, and each Initial Purchaser hereby consents to such reliance.

          (e) The Company acknowledges and agrees that the Initial Purchasers may sell Notes to any affiliate of an Initial Purchaser and that any such affiliate may sell Notes purchased by it to an Initial Purchaser.

          4. DELIVERY OF AND PAYMENT FOR THE NOTES. (a) Delivery of and payment for the Notes shall be made at the offices of Richards & O'Neil L.L.P., New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on July 1, 1998, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

          (b) On the Closing Date, payment of the purchase price for the Notes shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Notes. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Notes shall be in global form, contain the legends required by the Indenture and be registered in such names and in such denominations as CSI, on behalf of the Initial Purchasers, shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Notes available for inspection by CSI, on behalf of the Initial Purchasers, in New York, New York at least 24 hours prior to the Closing Date.

          5. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchasers:

          (a) To furnish to the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any supplements and amendments thereto as they may reasonably request.

          (b) To advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading and not to effect such amendment or supplementation without the consent of the Initial Purchasers; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum, or the suspension of the qualification of the Notes for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the preliminary offering memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

          (c) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than five business days after receipt of such copy.

          (d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to other purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish to the Initial Purchasers such number of copies thereof as it may reasonably request.

          (e) So long as the Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with
Section 13 or 15(d) of the Exchange Act.

          (f) For a period of five years following the Closing Date, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder.

          (g) To use its reasonable best efforts to qualify the Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Notes. The Company will also arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Initial Purchasers may reasonably request. Notwithstanding the foregoing, the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

          (h) To assist the Initial Purchasers in arranging for the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

          (i) Not to, and will cause its affiliates (as such term is defined in Rule 501(B) under the Securities Act) not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect (except as contemplated in the Offering Memorandum or hereby) of any security (as defined in the Securities
Act) which could be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act.

          (j) Except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Notes as contemplated by this Agreement and the Offering Memorandum.

          (k) To apply the net proceeds from the sale of the Notes as set forth in the Offering Memorandum.

          (l) For a period of 90 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Notes and the Existing Notes) without the prior written consent of the Initial Purchasers.

          (m) In connection with the offering of the Notes, until CSI, on behalf of the Initial Purchasers, shall have notified the Company of the completion of the resale of the Notes, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

          6. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers hereunder are subject to the accuracy, on the date hereof and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates delivered pursuant to provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading; and no stop order suspending the sale of the Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, the Notes and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c) Counsel to the Company shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Exhibit B hereto.

          (d) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

          (e) With respect to the letters of Price Waterhouse LLP, Deloitte & Touche LLP and Coopers & Lybrand L.L.P. delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "Initial Letters"), the Company shall have furnished to the Initial Purchasers letters (the "Bring-Down Letters") addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct and its rulings and interpretations; (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of such Bring-Down Letters), that the conclusions and findings of the firm with respect to the financial information and other matters covered by the initial letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in their initial letters.

          (f) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its President or any Vice President and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, as of the date hereof the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and since the date hereof, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum and (C) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and subsequent to the date of the most recent financial statements in the Offering Memorandum, there has been no material adverse change in the financial position or results of operations of the Company, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, except as set forth in the Offering Memorandum.

          (g) The Initial Purchasers shall have received on the date hereof the Registration Rights Agreement executed and delivered by duly authorized officers of the Company.

          (h) The Notes shall have been approved by the NASD for trading in the PORTAL Market.

          (i) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

          (j) If any event shall have occurred that requires the Company under
Section 5(c) hereof to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

          (k) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Notes as contemplated hereby.

          (l) At the Closing Date, there shall exist no default or event of default under the Indenture or the Senior Credit Facilities (as defined in the Offering Memorandum).

          (m) Since March 31, 1998, except for the transactions contemplated by the Offering Memorandum, there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum (exclusive of any supplement).

          (n) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a positive upgrading) its rating of the Notes.

          (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or,
(ii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities, or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war, or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any supplement).

          (p) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of the Notes; and no injunction, restraining order or order of any other nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes.

          (q) The closing of the Equity Offerings shall have occurred concurrently with the closing hereunder.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

          7. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 6(k),
(m), (n), (o) or (p) shall have occurred and be continuing.

          8. DEFAULTING INITIAL PURCHASERS. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Notes which such defaulting Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 9 and 13 and except that the provisions of Sections 10 and 11 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Notes which a defaulting Initial Purchaser agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Notes of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

          9. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If (a) this Agreement shall have been terminated pursuant to Section 7 or 8, (b) the Company shall fail to tender the Notes for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more of the Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

          10. INDEMNIFICATION. (a) The Company shall indemnify and hold harmless each Initial Purchaser, its affiliates, and its officers, directors, employees, representatives and agents, and each person, if any, who controls each Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 10 and Section 11 as the Initial Purchasers) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or any information provided by the Company pursuant to Section 5(e) hereof or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Initial Purchasers promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchasers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided further that with respect to any such untrue statement or omission made in the preliminary offering memorandum, the indemnity agreement contained in this Section 10(a) shall not inure to the benefit of the Initial Purchasers, to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by the Initial Purchasers and any such loss, claim, damage, liability or action is a result of the fact that both (i) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Notes to such person, and (ii) the untrue statement or omission in the preliminary offering memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 5(c).

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its affiliates, and its officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 10 and Section 11 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the

Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary offering memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with such Initial Purchaser's Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent that such indemnifying party has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, it shall notify the indemnifying party thereof, and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a) and 10(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          The obligations of the Company and the Initial Purchasers in this
Section 10 and in Section 11 are
in addition to any other liability which the Company or the Initial Purchasers, as the case may be, may otherwise have.

          11. CONTRIBUTION. If the indemnification provided for in Section 10 is unavailable or insufficient to hold harmless an indemnified party under
Section 10(a) or 10(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 11 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 11 shall be deemed to include, for purposes of this Section 11, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes sold and distributed by it was offered to purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 10 and 11 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Initial Purchasers and in Section 5(f) with respect to holders and prospective purchasers of the Notes. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          13. EXPENSES.  The Company agrees with the Initial Purchasers to pay
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection, (b) the costs incident to the preparation and printing of the preliminary offering memorandum and the Offering

Memorandum and any amendments or supplements thereto, (c) the costs of distributing the preliminary offering memorandum and the Offering Memorandum and any amendments or supplements thereto, (d) the costs of printing, reproducing and distributing the Transaction Documents, (e) the costs incident to the preparation, printing and delivery of the certificates representing the Notes, including stamp duties and stock transfer taxes, if any, payable upon issuance of any of the Notes, (f) the fees and disbursements of the Company's counsel and accountants, (g) the fees and disbursements of accountants for the Company and the Predecessors, (h) any fees charged by rating agencies for rating the Notes,
(i) the fees and expenses of qualifying the Notes under securities laws of the several jurisdictions as provided in Section 5(g) and of preparing, printing and distributing a Blue Sky memorandum (including related reasonable fees and expenses of Simpson Thacher & Bartlett, counsel to the Initial Purchasers), (j) the fees and expenses of the Trustee and any paying agent, (including related fees and expenses of any counsel for such parties), (k) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by The Depository Trust Company, and (l) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that except as provided in this Section 13 and Section 9, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of its counsel.

          14. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

          15. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a)if to the Initial Purchasers, shall be delivered or sent by mail or facsimile transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: James C. Neary (Fax:
          212-270-0994), to Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10004, Attention: Donald T. Hansen, Registration Group and to NatWest Capital Markets Limited, 660 Madison Avenue, New York, New York 10021, Attention: Field Smith (Fax: 212-418-4598); or

               (b)if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company: 456 Montgomery Street, Suite 2200, San Francisco, California 94133, Attn: M. Laurie Cummings, with a copy to Frank Schiff, Esq., White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036.

provided, however, that any notice to the Initial Purchasers pursuant to Section 10(c) shall be delivered or sent by mail to the Initial Purchasers at One Chase Manhattan Plaza, 25th Floor, New York, New York 10081, Attention: Legal Department. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          16. DEFINITION OF TERMS. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.
          17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          18. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          19. AMENDMENTS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          20. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the Initial Purchasers in accordance with its terms.


                                  Very truly yours,

                                  AURORA FOODS INC.


                               By: /s/ James B. Ardrey
                                   ----------------------------------
                                        Name: James B. Ardrey
                                        Title: Vice Chairman


Accepted:

CHASE SECURITIES INC.



By:  /s/ illegible
     -----------------------
       Authorized Signatory


GOLDMAN, SACHS & CO.



By:  /s/ Goldman, Sachs & Co.
     -----------------------
       Authorized Signatory


NATWEST CAPITAL MARKETS LIMITED



By:  /s/ illegible
     -----------------------
       Authorized Signatory

                                      SCHEDULE 1



                                                  Aggregate Principal
     Initial Purchasers                             Amount of Notes

Chase Securities Inc.                                 $120,000,000
Goldman, Sachs & Co.                                  $ 40,000,000
NatWest Capital Markets Limited                       $ 40,000,000

          Total
                                                      ------------
                                                      ------------

                                                      $200,000,000


                                                                       EXHIBIT A



                        FORM OF REGISTRATION RIGHTS AGREEMENT





                                  AURORA FOODS INC.

                                     $200,000,000

                       83/4% Senior Subordinated Notes due 2008


                      EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                             July 1, 1998

CHASE SECURITIES INC.
GOLDMAN, SACHS & CO.
NATWEST CAPITAL MARKETS LIMITED
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York  10017


Ladies and Gentlemen:

          Aurora Foods, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Chase Securities Inc. ("CSI"), Goldman, Sachs & Co. and NatWest Capital Markets Limited (together with CSI, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated June 25, 1998 (the "Purchase Agreement"), $200,000,000 aggregate principal amount of its 83/4% Senior Subordinated Notes due 2008 (the "Securities"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company agrees with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:


          1. Registered Exchange Offer. The Company shall (i) prepare and, not later than 45 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Company

(the "Exchange Securities") that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities,
(ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 135 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 165 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture, except for the transfer restrictions relating to the Securities (as described above).

          Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) acquires the Exchange Securities in the ordinary course of such Holder's business and (c) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

          If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"), a like aggregate principal amount of debt securities of the Company (the "Private Exchange Securities") that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

          In connection with the Registered Exchange Offer, the Company shall:

(a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

(c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of

Manhattan, The City of New York;

(d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company shall:

          (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

          (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

          (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

          The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) for any other reason, securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 165 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or (vi) the Company so elects, then the following provisions shall apply:

          (a) The Company shall use its reasonable best efforts to file as promptly as practicable with the Commission, and thereafter shall use its reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 3(a) below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"); provided, however, that no Holder of Securities or Exchange Securities (other than the Initial Purchasers) shall be entitled to have Securities or Exchange Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

          (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period of two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law; provided, however, that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons (not including avoidance of its obligations hereunder), including, without limitation, the acquisition or divestiture of assets, so long as the Company within 120 days thereafter complies with the requirements of Section 4(j) hereof. Any such period during which the Company fails to keep the registration statement effective and usable for offers and sales of Securities and Exchange Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities and Exchange Securities and shall end on the date when each Holder of Securities and Exchange Securities covered by such registration statement either receives the copies of the supplemented or amended prospectus contemplated by Section 4(j) hereof or is advised in writing by the Company that use of the prospectus may be resumed. If one or more Suspension Periods occur, the three-year time period referenced above shall be extended by the number of days included in each such Suspension Period.

          (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Company fails to fulfill its obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if
(i) the applicable Registration Statement is not filed with the Commission on or prior to 45 days after the Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 135 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 45 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 165 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 135 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 45 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will be obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $ 0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (A) the applicable Registration Statement is filed, (B) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (C) the Shelf Registration Statement is declared effective or (D) the Shelf Registration Statement again becomes effective, as the case may be; provided, however, no liquidated damages shall be payable for a Registration Default under clause
(iii) above if a Shelf Registration Statement covering the securities for which the Exchange Offer was intended shall have been declared effective. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Securities" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Security or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

          (b) The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

          (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

          4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

          (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Company shall advise each Initial Purchaser, and if requested, each Exchanging Dealer and the Holders (if applicable), but only as to events set forth in clauses (i) and (ii) below, and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses
(ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          of the happening of any event that requires the making of any changes in any Registration

Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Company will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

          (d) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

          (f) The Company will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (g) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.


          (h) Prior to the effective date of any Registration Statement, the Company will use its reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Company will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

          (j) If (i) any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company is required to maintain an effective Registration Statement or (ii) any Suspension Period remains in effect more than 120 days after the occurrence thereof, the Company will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Company will use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

          (m) The Company will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (n) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received
(x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (p) In the case of a Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (q)  In the case of a Shelf Registration Statement, the Company shall
(i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement.

          (r) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

          6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Company shall indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this
Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 4(d), 4(e), 4(f) or 4(g).

          (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          7. Contribution. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities, Exchange Securities or Private Exchange Securities, on the other, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities, Exchange Securities or Private Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or to any Holders' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8. Rules 144 and 144A.    The Company shall use its reasonable best
efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

          (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each

     Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Chase Securities Inc., Goldman, Sachs & Co. and NatWest Capital Markets Limited;

          (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

          (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors And Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings. The headings herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          (h) Remedies. In the event of a breach by the Company or by any Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements. The Company represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

          (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers.

                               Very truly yours,

                               AURORA FOODS INC.


                                By:
                                        -----------------------------
                                        Name:
                                        Title:


Accepted:

CHASE SECURITIES INC.


By:
     ----------------------------
        Authorized Signatory

GOLDMAN, SACHS & CO.


By:
   ----------------------------
        Authorized Signatory

NATWEST CAPITAL MARKETS LIMITED


By:
   ----------------------------
        Authorized Signatory

                                                                         ANNEX A


          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B



          Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                                 PLAN OF DISTRIBUTION


          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 199_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(/) The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.



-----------------------------
/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Registered Exchange Offer prospectus.

                                                                         ANNEX D



     - CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:
          Address:





If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                       EXHIBIT B

                                  FORM OF OPINION OF
                                COUNSEL TO THE COMPANY

          Counsel to the Company shall furnish to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

               1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged as described in the Offering Memorandum.

               2. The Company's authorized capitalization consists of __________ shares of common stock, of which __________ are issued and outstanding, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

               3. The statements in the Offering Memorandum under the caption "Certain United States Federal Tax Considerations", insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

               4. The Company has the corporate right, power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

               5. Each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and each constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               6. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               7. The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The statements made in the Offering Memorandum under the caption "Description of Notes" and "Exchange and Registration Rights Agreement," insofar as they purport to constitute summaries of certain terms of the Indenture, the Notes and the Registration Rights Agreement, constitute accurate summaries of the terms of such documents in all material respects.

               8. The execution, delivery and performance by the Company of each of the Transaction Documents and the agreements of any of the Predecessors of the Company that are necessary to consummate the Reorganization or the Merger, as the case may be, the issuance, authentication, sale and delivery of the Notes and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to us to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any judgment, order, decree, rule or regulation of which we are aware of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets except for such conflicts, breaches, violations, defaults, liens, charges or encumbrances as would not have a Material Adverse Effect; and to our knowledge no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Company with the terms thereof, the consummation of the Reorganization and the Merger and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

               9. Neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation T, U or X of the Federal Reserve Board.

               10. To our knowledge, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company is a party or of which any property or assets of the Company is the subject which questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               11. The Company is not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act.

               12. Assuming (i) the accuracy of the representations, warranties and agreements of the Company and of the Initial Purchasers contained in the Purchase Agreement and (ii) that the persons who buy the Notes in the initial resale thereof are Qualified Institutional Buyers or non U.S. persons under Regulations, the issuance and sale of the Notes and the offer, resale and delivery of the Notes in the manner contemplated in the Offering Memorandum and the Purchase Agreement, are exempt from the registration requirements of the Securities Act and it is not necessary to qualify the Indenture under the Trust Indenture Act.

               13. The Reorganization and Merger have been consummated in accordance with the laws of the State of Delaware.

               In the course of preparation by the Company of the Offering Memorandum, we have participated in conferences with representatives of the Company and representatives of the independent public accountants for the Company and you and your counsel at which conferences the contents of the Offering Memorandum and related matters were discussed. We are not passing upon and do not assume any responsibility for the accuracy, completeness and fairness of the Offering Memorandum (except as expressly provided above). Based on such participation in the preparation of the Offering Memorandum, but without independent check or verification, and subject to the preceding paragraph and the final paragraph hereof, we do not believe that the Offering Memorandum (other than the financial statements and other financial and statistical information contained therein, as to which we express no opinion or belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               The opinions contained in paragraphs 5 and 6 are subject to the following additional limitation, qualification, exception and assumption:

               We express no opinion as to the enforceability of any indemnification or contribution provisions in the documents referred to in such paragraphs, to the extent the rights to indemnification or contribution provided for therein are violative of any law, rule or regulation (including any securities law, rule or regulation) or public policy relating thereto.

               The opinion contained in paragraph 8 is subject to the following additional assumption:

               We have assumed that the pro forma adjustments appearing in the Pro Forma Financial Information contained in the Offering Memorandum has been calculated on a basis consistent with Regulation S-X of the Securities Act.

               The opinions expressed herein are limited to questions arising under the Federal laws of the United States, the law of the State of New York and the General Corporation Law of the State of Delaware.

               This opinion is given pursuant to Section 6(c) of the Purchase Agreement. This opinion may not be used or relied upon by or published or communicated to any person or entity other than the addressee hereof for any purpose whatsoever without our prior written consent in each instance.